AMENDMENT NO. 1

TO

STOCK PURCHASE AGREEMENT

This Amendment No. 1 to Stock Purchase Agreement (this “Amendment”), dated as of April 20, 2017 (the “Amendment Effective Date”), is entered into by and among (i) FTE Networks, Inc., a Nevada corporation (the “Buyer”); (ii) Benchmark Builders, Inc., a New York corporation (the “Company”); and (iii) Brian McMahon (“McMahon”), Fred Sacramone (“Sacramone”), William Reynolds, Irena Spyt, Blaine Henn and Richard Prevost (the “Sellers” and collectively with the Company and the Buyer, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, the Parties entered into that certain Stock Purchase Agreement, dated as of March 9, 2017 (the “Purchase Agreement”), pursuant to which the Buyer shall acquire all (100%) of the issued and outstanding capital stock of the Company; and

WHEREAS, the Parties now desire to amend the Purchase Agreement, as provided in this Amendment, to address certain changes in the composition of the Purchase Price set forth in the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties, intending to be legally bound, hereby agrees as follows:

AGREEMENT

1. Capitalized Terms. Except as expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement.

2. Amendments to Section 2.2(a). The Parties desire to remove the Estimated Working Capital adjustment to the Cash Consideration paid at the Closing. As such, Section 2.2(a) of the Purchase Agreement is hereby amended and shall read in its entirety as follows:

(a) pay by wire transfer of immediately available funds to the accounts designated in writing by the Sellers, in the individual amounts set forth on Schedule 2.2(a), an aggregate amount equal to the Cash Consideration.

3. Amendments to Section 10.22 and Schedule 2.2(a). The Parties desire to change the portion of the Purchase Price that shall be paid by the Buyer in cash to decrease the amount of Cash Consideration from $55,000,000 to $17,250,000. As such, Section 10.22 of the Purchase Agreement is hereby amended and shall read in its entirety as follows:

10.22 Cash Consideration. The Term “Cash Consideration” shall mean Seventeen Million Two Hundred Fifty Thousand Dollars ($17,250,000).

Further, in connection with the foregoing, Schedule 2.2(a) of the Purchase Agreement is hereby amended and shall read in its entirety as follows:

Cash Consideration

Seller	Amount
Brian McMahon	$0
Fred Sacramone	$0
William Reynolds	$9,750,000
Irena Spyt	$2,500,000
Blaine Henn	$2,500,000
Richard Prevost	$2,500,000
TOTAL	$17,250,000

4. Amendments to Section 2.2(b) and Schedule 2.2(b). The Parties desire to change the amount of shares of Buyer Common Stock that will issued to McMahon and Sacramone at the Closing which shall constitute the Buyer Shares from 17,825,350 shares to 26,738,445 shares. As such, Section 2.2(b) of the Purchase Agreement is hereby amended and shall read in its entirety as follows:

(b) issue and deliver to McMahon and Sacramone, in the individual amounts set forth on Schedule 2.2(b) an aggregate of 26,738,445 shares of the Buyer’s common stock, par value $0.001 per share ( “Buyer Common Stock”), which may be represented by one or more certificates or may be uncertificated, at the Buyer’s election (such shares to be issued, the “Buyer Shares”); and

Further, in connection with the foregoing, Schedule 2.2(b) of the Purchase Agreement that sets forth the amount of Buyer Shares delivered to the Sellers is hereby amended to read in its entirety as follows:

Shares to be Issued

Seller	Number of Shares
Brian McMahon	17,825,630
Fred Sacramone	8,912,815
William Reynolds	0
Irena Spyt	0
Blaine Henn	0
Richard Prevost	0
TOTAL	26,738,445

5. Amendments to Section 2.2(c) and Schedule 2.2(c). The Parties desire to change the portion of the Purchase Price that shall be satisfied by the Buyer’s issuance of promissory notes to (a) increase the face value of the promissory notes issued and (b) to issued two different forms of promissory notes in connection therewith. As such, Section 2.2(c) of the Purchase Agreement is hereby amended and shall read in its entirety as follows:

(c) (i) issue to McMahon and Sacramone promissory notes substantially in the form attached hereto as Exhibit A in the aggregate principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000) (each, a “Series A Note”), and (ii) issue to McMahon and Sacramone promissory notes substantially in the form attached hereto as Exhibit J in the aggregate principal amount of Thirty Million Dollars ($30,000,000) (each, a “Series B Note”, and collectively with the Series A Notes the “Notes” and, all Notes collectively with the Buyer Shares, the “Buyer Securities”), in each case in such individual amounts set forth on Schedule 2.2(c).

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Further, in connection with the foregoing, Schedule 2.2(c) of the Purchase Agreement that sets forth the Notes to be delivered to the Sellers is hereby amended to read in its entirety as follows:

Notes to be Issued

Series A Notes

Seller	Principal Amount
Brian McMahon	$8,333,333.33
Fred Sacramone	$4,166,666.67
William Reynolds	$0.00
Irena Spyt	$0.00
Blaine Henn	$0.00
Richard Prevost	$0.00
TOTAL	$12,500,000.00

Series B Notes

Seller	Principal Amount
Brian McMahon	$20,000,000
Fred Sacramone	$10,000,000
William Reynolds	$0
Irena Spyt	$0
Blaine Henn	$0
Richard Prevost	$0
TOTAL	$30,000,000

6. Amendments to Section 2.2(d). The Parties desire to change the manner by which the Cash Consideration is adjusted following the determination of the Final Working Capital to provide that such adjustment shall be based on the difference between the Final Working Capital and $2,000,000. As such, Section 2.2(d) of the Purchase Agreement is hereby amended and shall read in its entirety as follows:

(d) (i) If the Working Capital set forth on the Final Closing Statement (the “Final Working Capital”) is less than $2,000,000, then the Cash Consideration will be adjusted downward by the amount of the difference between $2,000,000 and the Final Working Capital and the Sellers will promptly pay to the Company an amount equal to such difference pro rata in accordance with the percentages set forth on Schedule 2.3(d), an aggregate amount equal to such difference.

(ii) If the Final Working Capital is greater than $2,000,000, then the Cash Consideration will be adjusted upward by the difference between the Final Working Capital and $2,000,000 and the Buyer will promptly pay to the Sellers, pro rata in accordance with the percentages set forth on Schedule 2.3(d), an aggregate amount equal to such difference.

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7. Amendments to Article 6. In connection with the amendments being made to the Purchase Agreement pursuant to this Amendment, the Parties desire to amend Section 6.1 of to the Purchase Agreement to add an additional condition to the obligations of the Sellers to carry out the transactions contemplated by the Purchase Agreement. As such, Section 6.1 of the Purchase Agreement is hereby amended by the insertion of an additional subparagraph (u) at the end of Section 6.1:

(u) The Buyer shall have borrowed an aggregate of $7.5 million from McMahon and Sacramone and delivered to McMahon and Sacramone promissory notes in the form of Exhibit K-1 hereto (the “Series C Note”) in the aggregate principal amount of $7.5 million.

8. In connection with the amendments being made to the Purchase Agreement pursuant to this Amendment, the Parties desire to amend Section 6.2 to the Purchase Agreement to add an additional condition to the obligations of the Buyer to carry out the transactions contemplated by the Purchase Agreement. As such, Section 6.2 of the Purchase Agreement is hereby amended to by the insertion of the additional subparagraph (z) at the end of Section 6.2:

(z) If requested by Buyer at least five (5) Business Days prior to the Closing Date, McMahon and Sacramone shall have made a loan to the Buyer in the aggregate amount of $7.5 million on the terms set forth in the Series C Note.

9. Amendment to Section 7.5(c). In connection with the additional Notes being issued under the Purchase Agreement pursuant to this Amendment, the Parties desire to clarify which Note is referenced in such Section 7.5(c). As such, Section 7.5(c) of the Purchase Agreement is hereby amended and shall read in its entirety as follows:

(c) If, at any time prior to the maturity date of the Series B Note(s), Sacramone is unwilling or unable to serve as a nominee or director of the Buyer, as the case may be, the Sellers and the nominating committee of the Buyer’s Board of Directors will agree on a replacement nominee or director, as the case may be, that is selected by the Sellers and reasonably acceptable to the nominating committee of the Buyer’s Board of Directors.

10. Amendment to Section 7.6. In connection with the additional Notes being issued under the Purchase Agreement pursuant to this Amendment, the Parties desire to amend and restate the last sentence in Section 7.6 to clarify which Note is referenced in such sentence. As such, the last sentence in Section 7.6 of the Purchase Agreement is hereby amended and shall read in its entirety as follows:

The rights granted to McMahon under this Section 7.6 shall be effective no later than ten (10) Business Days following the Closing Date and shall continue until the payment in full of his Series B Note.

11. Amendment to Article 10. In connection with amendments being made to the Purchase Agreement pursuant to this Amendment, the Parties desire to amend Article 10 of the Purchase Agreement to amend the definition of the term “Note” and to add certain defined terms. As such, Article 10 of the Purchase Agreement is hereby amended by amending Section 10.80 of the Purchase Agreement to read in its entirely as follows:

10.80 “Notes.” The term “Notes” shall have the meaning set forth in Section 2.2(c).

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Article 10 of the Purchase Agreement is also hereby amended by the insertion of the following defined terms at the end of Article 10:

10.120 Series A Note. The term “Series A Note” shall have the meaning set forth in Section 2.2(c).

10.121 Series B Note. The term “Series B Note” shall have the meaning set forth in Section 2.2(c).

10.122 Series C Note. The term “Series C Note” shall have the meaning set forth in Section 6.1(u).

12. Amendments to List of Exhibits and attended Exhibits. In connection with amendments being made to the Purchase Agreement pursuant to this Amendment, the Parties desire to amend the “List of Exhibits” set forth on page vii of the Purchase Agreement to add certain new Exhibits regarding the Notes. As such, the “Exhibit List” is hereby amended to read in its entirety:

LIST OF EXHIBITS

Further, in connection with the foregoing, the Exhibits attached to the Purchase Agreement are hereby amended to (i) replace the form of note attached to Exhibit A with the form of Series A Note attached to this Amendment as Attachment 1, (ii) add the form of note attached to this Amendment as Attachment 2 as Exhibit J of the Purchase Agreement, and (iii) add the form of note attached to this Amendment as Attachment 3 as Exhibit K of the Purchase Agreement:

13. Conforming Changes. All provisions in the Purchase Agreement and any amendments, attachments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.

14. Full Force and Effect. The remainder of the Purchase Agreement is not amended by this Amendment and shall remain in full force and effect, except as otherwise set forth in this Amendment. The parties hereby ratify and confirm the terms and conditions of the Purchase Agreement, as supplemented and amended by this Amendment.

15. Recitals. The Recitals above are true and correct and are hereby incorporated by reference.

16. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and will be effective when counterparts have been signed by the Buyer, the Sellers and the Company and delivered to the Buyer, the Sellers and the Company. A manual signature on this Amendment, an image of which shall have been transmitted electronically, will constitute an original signature for all purposes. The delivery of copies of this Amendment, including executed signature pages where required, by electronic transmission will constitute effective delivery of this Amendment.

** Signature Page Follows **

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed on its behalf as of the Amendment Effective Date.

THE BUYER:

FTE NETWORKS, INC.

By:
Name:	Michael Palleschi
Title:	Chief Executive Officer

THE COMPANY:

BENCHMARK BUILDERS, INC.

By:
Name:
Title:

THE SELLERS:

By:
Name:	Brian McMahon

By:
Name:	Fred Sacramone

By:
Name:	William Reynolds

By:
Name:	Irena Spyt

By:
Name:	Blaine Henn

By:
Name:	Richard Prevost

ATTACHMENT 1

ATTACHMENT 1 - SERIES A NOTE/EXHIBIT A

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF APRIL 20, 2017 AMONG (INTER ALIOS) BRIAN MCMAHON, A NATURAL PERSON, AS AN INITIAL SUBORDINATED CREDITOR, FRED SACRAMONE, A NATURAL PERSON, AS AN INITIAL SUBORDINATED CREDITOR, the Obligor, AND LATERAL JUSCOM FEEDER LLC, AS Administrative AGENT (the “Senior Agent”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY the Obligor AND ITS SUBSIDIARIES, PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF OCTOBER 28, 2015 AMONG THE Obligor, ITS SUBSIDIARIES PARTY THERETO, SENIOR AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO (THE “SENIOR CREDIT AGREEMENT”) AND THE OTHER SENIOR DEBT DOCUMENTS (AS DEFINED IN THE SUBORDINATION AGREEMENT), AS SUCH SENIOR CREDIT AGREEMENT AND OTHER SENIOR DEBT DOCUMENTS HAVE BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THOSE AGREEMENTS AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

CONVERTIBLE PROMISSORY NOTE

$[____________]	April __, 2017

The undersigned, FTE Networks, Inc., a Nevada corporation (the “Obligor”), hereby promises to pay to [____________], (the “Holder”), with an address at [_______________________], subject to the terms and conditions set forth herein and in the manner and at the place hereafter set forth, the principal sum of [____________] Dollars ($[____________] USD) (the “Principal Amount”), which such amount shall be paid in accordance herewith, together with interest accrued thereon, computed at the rate of five percent (5%) per annum on the outstanding, unpaid Principal Amount hereof, from April 20, 2017 (the “Effective Date”) until the date such outstanding Principal Amount has been paid in full, or converted in accordance with the provisions of this Convertible Promissory Note (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, this “Note”). The Obligor and the Holder are sometimes hereinafter collectively called the “Parties” and each individually called a “Party”. The “Obligations” include the outstanding Principal Amount, together with any accrued and unpaid interest thereon and all fees, costs and expenses owed to the Holder under this Note, whether incurred before or after the commencement of a proceeding under the U.S. Bankruptcy Code.

This Note is being issued pursuant to that certain Stock Purchase Agreement dated as of March 9, 2017, and amended as of April 20, 2017, by and between the Obligor, Benchmark Builders, Inc., a New York corporation (“BBI”), and the stockholders of BBI, including the Holder (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which the Obligor acquired one hundred percent (100%) of the issued and outstanding capital stock of BBI. This Note is one of the “Series A Notes” referred to in the Purchase Agreement. Except as defined or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

Repayment. The Obligor shall pay the Principal Amount in one (1) installment of Four Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($4,166,666.67 USD) on the earliest to occur (the “Maturity Date”) of (a) April 20, 2019, (b) the acceleration of the maturity of this Note by the Holder upon the occurrence of an Event of Default (as defined below), and (c) a Sale of Obligor (as defined below). Interest accrued on the Principal Amount shall be compounded quarterly, on the last day of each March, June, September, and December, occurring during the term of this Note (each, an “Interest Payment Date”), with all accrued and then unpaid interest due and payable on the Maturity Date. If the date on which any payment is due hereunder falls on a day other than a Business Day, the payment thereof shall be extended to the next Business Day. For the purposes of this Note, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable law to be closed.

Interest. Interest shall be computed on the unpaid Principal Amount hereunder on the basis of a year composed of three hundred sixty-five (365) days, but shall accrue and be payable for the actual number of days during which the Principal Amount is outstanding and shall be compounded quarterly by capitalizing such interest quarterly. Accrued but unpaid interest shall be payable in accordance with Paragraph 1.

Location of Payment. The payments due under this Note shall be paid in lawful money of the United States of America in immediately available funds and delivered to the Holder by wire transfer to an account of the Holder designated in writing by the Holder for such purpose or, if no such account is so designated by the Holder, then by check to the Holder at the address set forth above.

Prepayment. If permitted by the Subordination Agreement or otherwise with the prior written consent of the Senior Agent, the Obligor shall have the right to prepay all or any part of the balance of the Obligations, without penalty or premium, provided that any such prepayment of the Obligations shall be applied first, to fees, expenses and other amounts due under this Note (excluding principal and interest), if any, second, to accrued and unpaid interest on the Principal Amount to the date of such prepayment, and third, to the Principal Amount.

Conversion. This Note shall be convertible into Conversion Shares, at the Holder’s option, upon an Event of Default, and subject to the Obligor’s Offset Rights (as defined below), as set forth herein and on the terms and conditions set forth in this Paragraph 5.

Conversion Amount. Subject to the provisions of Paragraph 5 at any time, the Holder shall be entitled to convert all or any portion of the Conversion Amount (as defined below) into fully paid and non-assessable Conversion Shares in accordance with this Paragraph 5. The number of Conversion Shares issuable upon conversion of any Conversion Amount pursuant to this Paragraph 5 shall be determined by dividing (x) the then unpaid Principal Amount, and accrued interest thereon, of the outstanding indebtedness by (y) the Conversion Price Per Share as in effect on the date the notice of conversion is given. The Obligor shall not issue any fraction of a Conversion Share upon any such conversion. If the issuance would result in the issuance of a fraction of a Conversion Share, the Obligor shall round such fraction of a Conversion Share up to the nearest whole share. The Obligor shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Conversion Shares upon conversion of any Conversion Amount.

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Reservation. The Obligor will at all times reserve and keep available out of its authorized but unissued shares of Buyer Common Stock, solely for the purpose of effecting the conversion of this Note into Conversion Shares, such number of shares of its duly authorized shares of Buyer Common Stock as will from time to time be sufficient to effect the conversion of this Note into Conversion Shares in full. If at any time the number of authorized but unissued shares of Buyer Common Stock is not sufficient to effect the conversion of this Note into Conversion Shares, the Obligor will take such action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized but unissued shares of Buyer Common Stock to such number as is sufficient for such purpose, including engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to its certificate of incorporation. The Obligor further agrees that all shares of Buyer Common Stock that may be issued upon the conversion of the rights represented by this Note will be duly authorized and will be validly issued, fully paid and non-assessable, free from all taxes, Liens (other than Liens created by the Holder), charges and preemptive rights with respect to the issuance thereof, other than restrictions imposed by federal and state securities laws.

Mechanics of Conversion; Delivery of Shares. To convert any Conversion Amount into Conversion Shares pursuant to the terms of this Paragraph 5, the Holder shall (A) transmit by electronic mail or facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Standard time, a notice of conversion in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Obligor and (B) surrender this Note to the Obligor via a nationally recognized overnight delivery service for delivery (or an indemnification undertaking reasonably satisfactory to the Obligor with respect to this Note in the case of its loss, theft or destruction). On or before the third (3rd) Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Obligor shall (X) if legends are not required to be placed on certificates of Conversion Shares and provided that the Obligor’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder shall be entitled. If less than all of the outstanding Principal Amount and accrued and unpaid interest of this Note is converted pursuant to Subparagraph 5(a), then the Obligor shall as soon as practicable and in no event later than ten (10) Business Days after receipt of this Note, issue and deliver to the Holder a new Note representing the outstanding Principal Amount and accrued and unpaid interest not converted.

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Offset; Dispute. The Parties acknowledge that in connection with the Purchase Agreement, the Obligor has the ability to offset and satisfy in lieu of making any payments hereunder, any Damages incurred by the Obligor for which the Company and/or the Sellers under the Purchase Agreement must provide indemnification, particularly, without limitation, under Section 7.3, Article 8 and Section 9.1 thereof (“Offset Rights”); provided, however, that the Obligor shall not be entitled to reduce the Conversion Amount or the number of Conversion Shares to be issued at any time following receipt of a Conversion Notice by offset unless the Obligor shall have delivered to the Holder a notice of indemnification claim in accordance with the provisions of Section 9.1(j) of the Purchase Agreement prior to receipt by the Obligor of a Conversion Notice.

Adjustment. The number of Conversion Shares issuable upon conversion of this Note or any portion thereof (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note or any portion thereof) and the Conversion Price Per Share therefor are subject to adjustment upon the occurrence of any of the following events between the Effective Date and the date that all Obligations hereunder are repaid or this Note is converted in full into Conversion Shares:

Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Conversion Price Per Share of this Note will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding Conversion Shares.

Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization, reclassification or similar event involving the Obligor (or of any other corporation the stock or other securities of which are at the time receivable on the conversion of this Note) after the Effective Date, or in case, after such date, the Obligor (or any such corporation) shall consolidate with or merge with another entity, then, and in each such case, the Holder, upon the conversion of this Note at any time after the consummation of such reorganization, consolidation or merger, will be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation or merger if the Holder had converted this Note immediately prior thereto, subject to further adjustment as provided in this Note, and, in such case, appropriate adjustment (as determined in good faith by the board of directors of the Obligor, including Sacramone) will be made in the application of the provisions in this Subparagraph 5(e) with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in this Subparagraph 5(e) will thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of this Note. The successor or purchasing corporation in any such reorganization, consolidation or merger will duly execute and deliver to the Holder a supplement hereto reasonably acceptable to the Holder acknowledging such entity’s obligations under this Note and, in each such case, the terms of this Note will be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation or merger.

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Conversion of Stock. In case all the authorized Buyer Common Stock is converted, pursuant to the certificate of incorporation, into other securities or property, or the Buyer Common Stock otherwise ceases to exist, then, in such case, the Holder, upon conversion of this Note at any time after the date on which the Buyer Common Stock is so converted or ceases to exist (the “Termination Date”), will receive, in lieu of the number of Conversion Shares that would have been issuable upon such exercise immediately prior to the Termination Date (the “Former Number of Conversion Shares”), the stock and other securities and property which the Holder would have been entitled to receive upon the Termination Date if the Holder had converted this Note with respect to the Former Number of Conversion Shares immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

Certificate of Adjustments. The Obligor will, at its expense, cause an authorized officer promptly to prepare a written certificate showing each adjustment or readjustment of the Conversion Price Per Share or the number of Conversion Shares or other securities issuable upon conversion of this Note and cause such certificate to be delivered to the Holder in accordance with the provisions of Paragraph 13. The certificate will describe the adjustment or readjustment and include a description in reasonable detail of the facts on which the adjustment or readjustment is based.

Events of Default. For purposes of this Note, each of the following shall constitute an “Event of Default” hereunder:

the failure of the Obligor to make any payment when due of the outstanding, unpaid principal amount on this Note, or of any amount due under Section 2.2 of the Purchase Agreement, whether at maturity, upon acceleration or otherwise;

the failure of the Obligor to make any payment of interest on this Note, or any other amounts due under this Note (other than principal) when due, whether on an Interest Payment Date, at maturity, upon acceleration or otherwise, or the failure of the Obligor to perform or comply with any other duty or obligation of the Obligor under this Note, and such failure continues for more than thirty (30) days after delivery by the Holder of written notice thereof; provided, however, that any failure to make any such foregoing payment due to the Obligor’s exercise of its Offset Rights shall not constitute Events of Default;

[reserved];

there shall have occurred an acceleration of the stated maturity of any other indebtedness for borrowed money of the Obligor and/or its subsidiaries of $5,000,000 or more in aggregate principal amount, other than any acceleration resulting from the sale or other disposition of assets that were financed with the proceeds of such Indebtedness, so long as such Indebtedness is repaid with the proceeds of such sale or other disposition;

if the Obligor shall admit in writing that it has become insolvent or cannot pay its debts generally as they become due;

if the Obligor files a petition to take advantage of any bankruptcy or insolvency law;

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an order, judgment or decree is entered adjudicating the Obligor or any subsidiary thereof as bankrupt or insolvent; or any order for relief with respect to the Obligor or any subsidiary thereof is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Obligor or any subsidiary thereof petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or any subsidiary thereof or of any substantial part of the assets of the Obligor or any subsidiary thereof, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Obligor or any subsidiary thereof and either (i) the Obligor or such subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

if any general assignment for the benefit of the Obligor’s creditors shall be made;

there shall have occurred and be continuing any default or material breach by the Obligor or its Subsidiaries under this Note, any of the Ancillary Agreements or the Purchase Agreement (collectively, the “Transaction Documents”), which default or breach remains uncured for a period of thirty (30) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such default or breach;

one or more final non-monetary judgments, orders or decrees shall be rendered against the Obligor which have, either individually or in the aggregate, a material adverse effect upon the Obligor, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, order, or decree, by reason of a pending appeal or otherwise, shall not be in effect;

a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Obligor and its subsidiaries, exceeds $5,000,000 (exclusive of amounts reasonably anticipated to be covered by insurance) shall be rendered against the Obligor or any subsidiary thereof and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged, or the initiation of any action, suit, proceeding or investigation that questions the validity of this Note or any of the other Transaction Documents or the right of the Obligor to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby; or

any provision of this Note or any of the other Transaction Documents shall for any reason not be now or cease to be in the future, valid, binding and enforceable in accordance with its terms, and any of such conditions remains uncured for a period of fifteen (15) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such condition.

For so long as any Obligation under this Note remains outstanding (other than inchoate indemnity obligations), and in addition to any obligations on and covenants of the Obligor made pursuant to the Transaction Documents, the Obligor covenants and agrees with the Holder that, unless otherwise approved by the Holder in its sole discretion, the Obligor will and will cause each of its subsidiaries to, at all times promptly notify the Holder in writing of (i) the occurrence of an Event of Default, (ii) the occurrence of any event or condition which, with the giving of notice or the lapse of time (or both) would constitute an Event of Default and (iii) the occurrence of any Senior Default event of default under any documentation governing indebtedness.

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Consequences of the Occurrence of an Event of Default.

If an Event of Default set forth in Subparagraph 6(a) through 6(d), and 6(i) through 6(l) has occurred and is continuing, which Event of Default remains uncured for a period of ten (10) days following the date of such Event of Default (unless a different cure period is specified therein) regardless of notice to the Obligor (unless otherwise specified therein), the Holder may, subject to the terms and conditions of this Note and the Subordination Agreement, declare all or any portion of the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note, due and payable and demand immediate payment thereof, by cash or Buyer Common Stock at the election of the Holder, and, under such circumstances, if the Holder demands immediate payment thereof, the Obligor shall immediately pay to the Holder the such amounts requested to be paid. Upon the occurrence of any Event of Default as defined under Subparagraph 6(e) through 6(h), the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note shall automatically become immediately due and payable in full, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Obligor.

Notwithstanding and without limiting Paragraph 7(a), upon the occurrence and during the continuance of any Event of Default but otherwise subject to the Subordination Agreement, the Holder may pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under any of the other Transaction Documents.

Outstanding and unpaid Principal Amount and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under this Note shall bear interest from and including the due date thereof until paid at a rate per annum equal to fifteen percent (15%) or the highest interest rate permitted by applicable law, whichever is lower (the “Default Rate”). Upon the occurrence and during the continuance of an Event of Default, the outstanding and unpaid Principal Amount shall bear interest at the Default Rate until such time as the Event of Default has been cured or waived.

The Obligor shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

Tax Treatment. The Holder and the Obligor agree to treat this Note and the Obligations evidenced hereby as indebtedness for federal, state, local and foreign tax purposes.

No Impairment. The Obligor will not by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

7

Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Section 9.5 of the Purchase Agreement is applicable to any proceeding in respect of this Note.

Amendments; Waiver. All amendments to this Note must be in writing and signed by the Holder and the Obligor. No delay or omission on the part of the Holder in exercising any right of the Holder hereunder shall operate as a waiver of such right or of any other right of the Holder under this Note. No waiver of any right of the Holder contained in this Note shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a waiver of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Holder of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. The Obligor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

Assignment. The rights and obligations of Obligor and Holder shall be binding upon and benefit the successors and permitted assigns and transferees of Obligor and Holder; provided, that Obligor shall not be permitted to assign this Note or its rights or obligations hereunder without the prior written consent of the Holder in each instance, in the Holder’s sole and absolute discretion, and provided, further, that (1) in no event shall Holder sell, exchange, assign, pledge, hypothecate, transfer or otherwise dispose (each, a “Transfer”) of this Note or any interest of Holder therein without Obligor’s prior written consent, in its sole and absolute discretion, and (2) any Transfer by Holder of this Note shall be subject to the terms of the Subordination Agreement. In the event of any permitted Transfer hereunder, (i) the Holder agrees to pay for all costs associated with documenting, implementing or otherwise accommodating such Transfer, including without limitation, any cost incurred in connection with the issuance of a replacement note as required under Subparagraph 15(c), (ii) each prospective Holder shall be, and shall provide a representation that it is, entering into such Transfer for its own account and not with a view to, or for sale in connection with, any subsequent distribution), and (iii) each prospective Holder shall become a party to this Note (or any replacement note). Any Transfer by the Holder or assignment by the Obligor made other than in strict accordance with this Paragraph 12 shall be null and void. Any permitted transferee of the Holder’s rights and obligations under this Note in accordance with this Paragraph 12 shall be deemed to be the “Holder” for purposes of this Note.

Notice. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) two (2) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth above, or to the Obligor in accordance with Section 9.4 of the Purchase Agreement, or to such address as may be subsequently provided by a Party by written notice to the other Party given in accordance with this Paragraph 13.

8

Certain Definitions.

“Conversion Amount” means the then outstanding Principal Amount and accrued interest of this Note (subject to the Obligor’s Offset Rights set forth in Section 5(d)) to be converted or otherwise with respect to which this determination is being made.

“Conversion Price Per Share” means $0.475 (subject to adjustment as provided herein).

“Conversion Shares” means the shares of Buyer Common Stock and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms. The number and character of Conversion Shares are subject to adjustment as provided herein.

“Sale of Obligor” means (i) the acquisition of the Obligor by another Person or group of related Persons by means of any transaction or series of related transactions (including any acquisition of Obligor securities or derivative securities, reorganization, merger or consolidation, but excluding (x) any issuance and sale by the Obligor, in one transaction or a series of related transactions, of Obligor securities or derivative securities having less than a majority of the total voting power represented by the outstanding voting securities of the Obligor or (y) any issuance and sale by the Obligor of obligor securities or derivative securities for capital raising purposes, provided that in connection with either clause (x) or (y) above no proceeds are distributed to security holders of the Obligor or are used to repurchase or redeem any securities of the Obligor in connection with such transaction or within 12 months thereafter) after the consummation of which the holders of the voting securities of the Obligor outstanding immediately prior to such transaction or series of related transactions own, directly or indirectly, less than a majority of the total voting power represented by the outstanding voting securities of the Obligor or such other surviving or resulting entity (or if the Obligor or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent) immediately after such transaction or series of related transactions; (ii) a sale, lease or other disposition of all or more than 50% of the assets of the Obligor and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Obligor; or (iii) any bankruptcy, liquidation, dissolution or winding up of the Obligor whether voluntary or involuntary.

Miscellaneous.

With regard to all dates and time periods set forth or referred to in this Note, time is of the essence. Unless specified otherwise, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days (and not Business Days), provided, however, that if the last day for taking such action falls on a weekend or a holiday in New York, New York, the period during which such action may be taken shall be automatically extended to the next Business Day.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Holder of any right or remedy preclude any other right or remedy.

9

The Obligor or the Holder (i) may, but shall not be obligated to, request in writing the issuance of a replacement note to evidence any increases or decreases in the balance of the Principal Amount pursuant to Paragraphs 1 and 4, (ii) shall request in writing the issuance of a replacement note to evidence any permitted assignment pursuant to Paragraph 12, and (iii) shall request in writing the issuance of a replacement note to evidence the mutilation, destruction, loss or theft of this Note (or any replacement note) and the ownership thereof, in each case, such replacement note being identical in form and substance in all respects to this Note (other than to reflect such changes as set forth in this Subparagraph 15(c)). Upon any such request or requirement, the Obligor shall issue such replacement notes and the Holder(s) of this Note or such replacement notes shall return such notes to be replaced to the Obligor, in each case marked “cancelled”, or deliver to the Obligor a lost note indemnity form in substance satisfactory to the Obligor and, with respect to any replaced notes, such notes shall thereafter be deemed no longer unpaid and/or outstanding hereunder.

After the Principal Amount and all interest due thereon, and any other amounts at any time owed on this Note has been paid in full (or deemed paid in full), this Note shall be surrendered to the Obligor for cancellation and shall not be reissued.

Notwithstanding any business or personal relationship between the Obligor and the Holder, or any officer, director, member, manager or employee of the Holder, that may exist or have existed, the relationship between the Obligor and the Holder under and with respect to this Note is solely that of debtor and creditor, the Holder has no fiduciary or other special relationship with the Obligor by virtue of this Note, the Obligor and the Holder are not partners or joint venturers, and no term or condition of any of this Note will be construed so as to deem the relationship between the Obligor and the Holder to be other than that of debtor and creditor.

Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

[SIGNATURE PAGE FOLLOWS]

10

IN WITNESS WHEREOF, the Obligor has caused this Note to be executed as of the Effective Date.

“OBLIGOR”:

FTE NETWORKS, INC.

By:
Name:	Michael Palleschi
Its:	Chief Executive Officer

[Signature Page to CONVERTIBLE PROMISSORY NOTE]

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Note)

TO:

Reference is hereby made to that certain Convertible Promissory Note, dated April 20, 2017, made by FTE Networks, Inc. in favor of [_______________] (the “Note”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note

The undersigned hereby irrevocably elects to convert $                                      of the Conversion Amount of the Note into Conversion Shares according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:

Conversion Amount to be converted:	$

Number of Conversion Shares to be issued:

Amount of Note Unconverted:	$

Please issue the Conversion Shares in the following name and to the following address:

Issue to:

Authorized Signature:

Name:

Title:

Broker DTC Participant Code:

Account Number:

ATTACHMENT 2 - SERIES B NOTE/EXHIBIT J

ATTACHMENT 2

ATTACHMENT 2 - SERIES B NOTE/EXHIBIT J

This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of April 20, 2017 among (inter alios) Brian McMahon, a natural person, as an Initial Subordinated Creditor, Fred Sacramone, a natural person, as an Initial Subordinated Creditor, the Obligor, and LATERAL JUSCOM FEEDER LLC, as Administrative Agent (the “Senior Agent”), to the indebtedness (including interest) owed by the Obligor and its subsidiaries, pursuant to that certain Credit Agreement dated as of October 28, 2015 among The Obligor, its subsidiaries party thereto, Senior Agent and the lenders from time to time party thereto (the “Senior Credit Agreement”) and the other Senior Debt Documents (as defined in the Subordination Agreement), as such Senior Credit Agreement and other Senior Debt Documents have been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under those agreements as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

Series B PROMISSORY NOTE

$[____________]	April __, 2017

The undersigned, FTE Networks, Inc., a Nevada corporation (the “Obligor”), hereby promises to pay to [____________], (the “Holder”), with an address at [____________________], subject to the terms and conditions set forth herein and in the manner and at the place hereafter set forth, the principal sum of [____________] Dollars ($[____________] USD) (the “Principal Amount”), which such amount shall be paid in accordance herewith, together with interest accrued thereon, computed at the rate of three percent (3%) per annum on the outstanding, unpaid Principal Amount hereof, from April 20, 2017 (the “Effective Date”) until the date such outstanding Principal Amount has been paid in full in accordance with the provisions of this Series B Promissory Note (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, this “Note”). The Obligor and the Holder are sometimes hereinafter collectively called the “Parties” and each individually called a “Party”. The “Obligations” include the outstanding Principal Amount, together with any accrued and unpaid interest thereon and all fees, costs and expenses owed to the Holder under this Note, whether incurred before or after the commencement of a proceeding under the U.S. Bankruptcy Code.

This Note is being issued pursuant to that certain Stock Purchase Agreement dated as of March 9, 2017, and amended as of April 20, 2017, by and between the Obligor, Benchmark Builders, Inc., a New York corporation (“BBI”), and the stockholders of BBI, including the Holder (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which the Obligor acquired one hundred percent (100%) of the issued and outstanding capital stock of BBI. This Note is one of the “Series B Notes” referred to in the Purchase Agreement. Except as defined or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

Mandatory Payments.

Payments. Following satisfaction in full of all obligations under the Series C Notes and subject to the satisfaction of the conditions set forth in the Subordination Agreement, the Obligor shall be entitled to make, and the Holder shall be entitled to accept, Permitted Subordinated Debt Payments (as defined in the Subordination Agreement). Simultaneously with the delivery to the Senior Agent, and in any event within twenty-five (25) days of the end of each fiscal month, the Obligor shall deliver to the Holder a certificate executed by the Chief Financial Officer of the Obligor setting forth calculations of the Monthly Excess Cash Flow (as defined in the Subordination Agreement) and the Monthly Excess Cash Flow Amount (as defined in the Subordination Agreement) for such fiscal month (the “Monthly Statements”).

Maturity Date; Acceleration. In addition to the Obligor’s payments made pursuant to Paragraph 1(a), so long as no Senior Default (as defined in the Subordination Agreement) has occurred and is continuing or would result therefrom, the Obligor shall pay in full the Principal Amount of and any accrued and unpaid interest on the Series B Notes on the earliest to occur (the “Maturity Date”) of (a) April 20, 2020, (b) the acceleration of the maturity of this Note by the Holder upon the occurrence of an Event of Default, and (c) a Sale of Obligor (as defined below).

Interest. Subject to Paragraph 8(c), commencing on and including the Effective Date, this Note will bear interest at a per annum rate equal to three percent (3%) with respect to the unpaid Principal Amount of this Note, payable in arrears on each March 31, June 30, September 30 and December 31 commencing on June 30, 2017 by capitalizing such interest and adding it to the Principal Amount on such date, based on the actual days outstanding and 365 day year. Accrued but unpaid interest shall be paid in cash in accordance with Paragraph 1.

Location of Payment. The payments due under this Note shall be paid in lawful money of the United States of America in immediately available funds and delivered to the Holder by wire transfer to an account of the Holder designated in writing by the Holder for such purpose or, if no such account is so designated by the Holder, then by check to the Holder at the address set forth above. If the date on which any payment is due hereunder falls on a day other than a Business Day, the payment thereof shall be extended to the next Business Day. For the purposes of this Note, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable law to be closed.

Prepayment. If permitted by the Subordination Agreement or otherwise with the prior written consent of the Senior Agent, the Obligor shall have the right to prepay all or any part of the balance of the Obligations, without penalty or premium. Any such prepayment of the Obligations, and any amounts paid in respect of this Note pursuant to Paragraph 1 hereof, shall be applied first, to fees, expenses and other amounts due under this Note (excluding principal and interest), if any, second, to accrued and unpaid interest on the Principal Amount to the date of such prepayment, and third, to the Principal Amount.

2

Subordination. The indebtedness of the Obligor evidenced by this Note, including the principal and interest on this Note, shall be subordinate and junior in right of payment to the prior payment in full of all existing claims of the holders of the Series C Notes. In the event of liquidation of the Obligor, holders of Series C Notes shall be entitled to be paid in full with such interest as may be provided by law before any payment shall be made on account of principal of or interest on this Note. Additionally, in the event of any insolvency, dissolution, assignment for the benefit of creditors or any liquidation or winding up of or relating to the Obligor, whether voluntary or involuntary, holders of Series C Notes shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Series B Notes, including this Note. If there shall have occurred and be continuing (i) a default in any payment with respect to any Series C Note or (ii) an event of default with respect to any Series C Note as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by the Company with respect to the Series B Notes.

Priority. Payment of this Note shall be made pari passu with payment of interest and principal on all other Series B Notes.

Events of Default. For purposes of this Note, each of the following shall constitute an “Event of Default” hereunder:

the failure of the Obligor to make any payment when due of the outstanding, unpaid principal amount on this Note, or of any amount due under Section 2.2 of the Purchase Agreement, whether at maturity, upon acceleration or otherwise;

the failure of the Obligor to make any payment of interest on this Note, or any other amounts due under this Note (other than principal) when due, whether on a date specified in Paragraph 1, at maturity, upon acceleration or otherwise, or the failure of the Obligor to perform or comply with any other duty or obligation of the Obligor under this Note, and such failure continues for more than thirty (30) days after delivery by the Holder of written notice thereof; provided, however, that any failure to make any such foregoing payment due to the Obligor’s exercise of its Offset Rights shall not constitute Events of Default;

the failure of the Obligor to deliver any Monthly Statements;

there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Obligor and/or its subsidiaries of $5,000,000 or more in aggregate principal amount, other than any acceleration resulting from the sale or other disposition of assets that were financed with the proceeds of such Indebtedness, so long as such Indebtedness is repaid with the proceeds of such sale or other disposition;

if the Obligor shall admit in writing that it has become insolvent or cannot pay its debts generally as they become due;

3

if the Obligor files a petition to take advantage of any bankruptcy or insolvency law;

an order, judgment or decree is entered adjudicating the Obligor or any subsidiary thereof as bankrupt or insolvent; or any order for relief with respect to the Obligor or any subsidiary thereof is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Obligor or any subsidiary thereof petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or any subsidiary thereof or of any substantial part of the assets of the Obligor or any subsidiary thereof, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Obligor or any subsidiary thereof and either (i) the Obligor or such subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

if any general assignment for the benefit of the Obligor’s creditors shall be made;

there shall have occurred and be continuing any default or material breach by the Obligor or its subsidiaries under this Note, any of the Ancillary Agreements or the Purchase Agreement (collectively, the “Transaction Documents”), which default or breach remains uncured for a period of thirty (30) days following the Obligor’s receipt of an initial written notice from the Holder to the Obligor of the occurrence or existence of such default or breach;

one or more final non-monetary judgments, orders or decrees shall be rendered against the Obligor which have, either individually or in the aggregate, a material adverse effect upon the Obligor, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, order, or decree, by reason of a pending appeal or otherwise, shall not be in effect;

a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Obligor and its subsidiaries, exceeds $5,000,000 (exclusive of amounts reasonably anticipated to be covered by insurance) shall be rendered against the Obligor or any subsidiary thereof and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged, or the initiation of any action, suit, proceeding or investigation that questions the validity of this Note or any of the other Transaction Documents or the right of the Obligor to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby; or

any provision of this Note or any of the other Transaction Documents shall for any reason not be now or cease to be in the future, valid, binding and enforceable in accordance with its terms, and any of such conditions remains uncured for a period of fifteen (15) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such condition.

4

For so long as any Obligation under this Note remains outstanding (other than inchoate indemnity obligations), and in addition to any obligations on and covenants of the Obligor made pursuant to the Transaction Documents, the Obligor covenants and agrees with the Holder that, unless otherwise approved by the Holder in its sole discretion, the Obligor will and will cause each of its subsidiaries to, at all times promptly notify the Holder in writing of (i) the occurrence of an Event of Default, (ii) the occurrence of any event or condition which, with the giving of notice or the lapse of time (or both) would constitute an Event of Default and (iii) the occurrence of any Senior Default or other event of default under any documentation governing Indebtedness.

Consequences of the Occurrence of an Event of Default.

If an Event of Default set forth in Subparagraph 7(a) through 7(d), and 7(i) through 7(l) has occurred and is continuing, which Event of Default remains uncured for a period of ten (10) days following the date of such Event of Default (unless a different cure period is specified therein) regardless of notice to the Obligor (unless otherwise specified therein), the Holder may, subject to the terms and conditions of this Note and the Subordination Agreement, declare all or any portion of the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note, due and payable and demand immediate payment thereof, by cash or Buyer Common Stock at the election of the Holder, and, under such circumstances, if the Holder demands immediate payment thereof, the Obligor shall immediately pay to the Holder the such amounts requested to be paid. Upon the occurrence of any Event of Default as defined under Subparagraph 7(e) through 7(h), the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note shall automatically become immediately due and payable in full, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Obligor.

Notwithstanding and without limiting Paragraph 8(a), upon the occurrence and during the continuance of any Event of Default, but otherwise subject to the Subordination Agreement, the Holder may pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under any of the other Transaction Documents.

Outstanding and unpaid Principal Amount and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under this Note shall bear interest from and including the due date thereof until paid at a rate per annum equal to fifteen percent (15%) or the highest interest rate permitted by applicable law, whichever is lower (the “Default Rate”). Upon the occurrence and during the continuance of an Event of Default, the outstanding and unpaid Principal Amount shall bear interest at the Default Rate until such time as the Event of Default has been cured or waived.

The Obligor shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

Tax Treatment. The Holder and the Obligor agree to treat this Note and the Obligations evidenced hereby as indebtedness for federal, state, local and foreign tax purposes.

5

No Impairment. The Obligor will not by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Section 9.5 of the Purchase Agreement is applicable to any proceeding in respect of this Note.

Amendments; Waiver. All amendments to this Note must be in writing and signed by the Holder and the Obligor. No delay or omission on the part of the Holder in exercising any right of the Holder hereunder shall operate as a waiver of such right or of any other right of the Holder under this Note. No waiver of any right of the Holder contained in this Note shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a waiver of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Holder of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. The Obligor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

Assignment. The rights and obligations of Obligor and Holder shall be binding upon and benefit the successors and permitted assigns and transferees of Obligor and Holder; provided, that Obligor shall not be permitted to assign this Note or its rights or obligations hereunder without the prior written consent of the Holder in each instance, in the Holder’s sole and absolute discretion, and provided, further, that (1) in no event shall Holder sell, exchange, assign, pledge, hypothecate, transfer or otherwise dispose (each, a “Transfer”) of this Note or any interest of Holder therein without Obligor’s prior written consent, in its sole and absolute discretion, and (2) any Transfer by Holder of this Note shall be subject to the terms of the Subordination Agreement. In the event of any permitted Transfer hereunder, (i) the Holder agrees to pay for all costs associated with documenting, implementing or otherwise accommodating such Transfer, including without limitation, any cost incurred in connection with the issuance of a replacement note as required under Subparagraph 16(c), (ii) each prospective Holder shall be, and shall provide a representation that it is, entering into such Transfer for its own account and not with a view to, or for sale in connection with, any subsequent distribution), and (iii) each prospective Holder shall become a party to this Note (or any replacement note). Any Transfer by the Holder or assignment by the Obligor made other than in strict accordance with this Paragraph 13 shall be null and void. Any permitted transferee of the Holder’s rights and obligations under this Note in accordance with this Paragraph 13 shall be deemed to be the “Holder” for purposes of this Note.

Notice. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) two (2) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth above, or to the Obligor in accordance with Section 9.4 of the Purchase Agreement, or to such address as may be subsequently provided by a Party by written notice to the other Party given in accordance with this Paragraph 14.

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Certain Definitions.

“Capital Stock” means any and all shares, interests, participations, units or other equivalents (however designated) of capital stock of a corporation, membership interests in a limited liability company, partnership interests of a limited partnership, any and all equivalent ownership interests in a Person and any and all warrants, rights or options to purchase any of the foregoing.

“Disqualified Capital Stock” shall mean any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock; provided, that if such Capital Stock is issued pursuant to a plan for the benefit of employees or consultants of the Obligor or its subsidiaries or by any such plan to such employees or consultants, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Obligor or its subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) all obligations of such Person to pay the deferred purchase price of property or services other than trade accounts payable in the ordinary course of business; (d) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (e) the capitalized amount of any lease of such Person that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP; (f) all obligations of such Person in respect of Disqualified Capital Stock; and (g) any contingent liability of such Person or other obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether directly or indirectly.

“Sale of Obligor” means (i) the acquisition of the Obligor by another Person or group of related Persons by means of any transaction or series of related transactions (including any acquisition of Obligor securities or derivative securities, reorganization, merger or consolidation; (ii) a sale, lease or other disposition of all or more than 50% of the assets of the Obligor and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Obligor; or (iii) any bankruptcy, liquidation, dissolution or winding up of the Obligor whether voluntary or involuntary.

7

Miscellaneous.

With regard to all dates and time periods set forth or referred to in this Note, time is of the essence. Unless specified otherwise, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days (and not Business Days), provided, however, that if the last day for taking such action falls on a weekend or a holiday in New York, New York, the period during which such action may be taken shall be automatically extended to the next Business Day.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Holder of any right or remedy preclude any other right or remedy.

The Obligor or the Holder (i) may, but shall not be obligated to, request in writing the issuance of a replacement note to evidence any increases or decreases in the balance of the Principal Amount pursuant to Paragraphs 1 and 4, (ii) shall request in writing the issuance of a replacement note to evidence any permitted assignment pursuant to Paragraph 13, and (iii) shall request in writing the issuance of a replacement note to evidence the mutilation, destruction, loss or theft of this Note (or any replacement note) and the ownership thereof, in each case, such replacement note being identical in form and substance in all respects to this Note (other than to reflect such changes as set forth in this Subparagraph 16(c)). Upon any such request or requirement, the Obligor shall issue such replacement notes and the Holder(s) of this Note or such replacement notes shall return such notes to be replaced to the Obligor, in each case marked “cancelled”, or deliver to the Obligor a lost note indemnity form in substance satisfactory to the Obligor and, with respect to any replaced notes, such notes shall thereafter be deemed no longer unpaid and/or outstanding hereunder.

After the Principal Amount and all interest due thereon, and any other amounts at any time owed on this Note has been paid in full (or deemed paid in full), this Note shall be surrendered to the Obligor for cancellation and shall not be reissued.

Notwithstanding any business or personal relationship between the Obligor and the Holder, or any officer, director, member, manager or employee of the Holder, that may exist or have existed, the relationship between the Obligor and the Holder under and with respect to this Note is solely that of debtor and creditor, the Holder has no fiduciary or other special relationship with the Obligor by virtue of this Note, the Obligor and the Holder are not partners or joint venturers, and no term or condition of any of this Note will be construed so as to deem the relationship between the Obligor and the Holder to be other than that of debtor and creditor.

Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

[SIGNATURE PAGE FOLLOWS]

8

IN WITNESS WHEREOF, the Obligor has caused this Note to be executed as of the Effective Date.

“OBLIGOR”:

FTE NETWORKS, INC.

By:
Name:	Michael Palleschi
Its:	Chief Executive Officer

ATTACHMENT 3

2

Series C PROMISSORY NOTE

$[___________]	April , 2017

The undersigned, FTE Networks, Inc., a Nevada corporation (the “Obligor”), hereby promises to pay to [___________], (the “Holder”), with an address at [__________________], subject to the terms and conditions set forth herein and in the manner and at the place hereafter set forth, the principal sum of [___________] Dollars ($[___________] USD) (the “Principal Amount”), which such amount shall be paid in accordance herewith, together with interest accrued thereon, computed at the rate of three percent (3%) per annum on the outstanding, unpaid Principal Amount hereof, from April 20, 2017 (the “Effective Date”) until the date such outstanding Principal Amount has been paid in full in accordance with the provisions of this Series C Promissory Note (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, this “Note”). The Obligor and the Holder are sometimes hereinafter collectively called the “Parties” and each individually called a “Party”. The “Obligations” include the outstanding Principal Amount, together with any accrued and unpaid interest thereon and all fees, costs and expenses owed to the Holder under this Note, whether incurred before or after the commencement of a proceeding under the U.S. Bankruptcy Code.

This Note is being issued pursuant to that certain Stock Purchase Agreement dated as of March 9, 2017, and amended as of April 20, 2017, by and between the Obligor, Benchmark Builders, Inc., a New York corporation (“BBI”), and the stockholders of BBI, including the Holder (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which the Obligor acquired one hundred percent (100%) of the issued and outstanding capital stock of BBI. This Note is one of the “Series C Notes” referred to in the Purchase Agreement. Except as defined or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement. For purposes of this Note, the following terms have the following meanings:

“Monthly Excess Cash Flow” shall mean, for each fiscal month of the Obligor, without duplication, the result of (a) the net income of the Obligor for such month, plus (b) the sum of (i) depreciation for such month, and (ii) amortization for such month, minus (c) the sum of (i) tax obligations (including a reserve for estimated tax liabilities), capital expenditures and other investments made during such month, (ii) payments made on account of the Senior Debt Documents and equipment financings during such month, and (iii) the amount (to the extent a positive number) by which accounts payable exceeds billed and unbilled accounts receivable as of the end of such month, in each case, determined on a consolidated basis in accordance with generally accepted accounting principles.

“Monthly Excess Cash Flow Amount” shall mean, for any fiscal month of the Obligor, an amount equal to 80% of Monthly Excess Cash Flow for such month.

“Senior Debt Documents” shall mean, collectively, the Credit Agreement dated as of October 28, 2015 (as the same may be amended, restated, supplemented, modified, replace or refinanced from time to time) among (inter alios) the Obligor and Lateral Juscom Feeder LLC, as administrative agent (the “Senior Agent”), including all notes, guaranties, security documents and other agreements and documents entered into in connection with the foregoing or any replacement or refinancing thereof.

3

Mandatory Payments.

The Obligor shall repay the principal balance of this Note, as follows:

twice per fiscal month (plus such additional payments as the Senior Agent may approve from time to time) provided that immediately after giving effect to any such payment, BBI has unrestricted cash and cash equivalents of not less than $4,000,000, in an amount not to exceed a ratable portion (together with all other Series C Notes) of the Monthly Excess Cash Flow Amount for the fiscal month most recently ended prior to the repayment date for which financial statements, and supporting calculations supporting the calculation of the Monthly Excess Cash Flow Amount, have been delivered to and approved by the Senior Agent; and

within five (5) business days of the receipt thereof, in an amount not to exceed a ratable portion (together with all other Series C Notes) of 80% of the identifiable net cash proceeds of an offering of equity securities of the Obligor or any subsidiary thereof (and (I) if such proceeds represent proceeds from an offering of convertible debt securities, the issuance of such convertible debt securities is permitted in accordance with the Senior Debt Documents as in effect from time to time and (II) in the case of any offering of equity securities by a subsidiary of the Obligor solely to the extent representing net cash proceeds received from a Person other than the Obligor or another subsidiary of the Obligor).

In addition to the Obligor’s payments made pursuant to Paragraph 1(a), the Obligor shall pay in full the Principal Amount of and any accrued and unpaid interest on the Series C Notes on the earliest to occur (the “Maturity Date”) of (a) October 20, 2018, (b) the acceleration of the maturity of this Note by the Holder upon the occurrence of an Event of Default, and (c) a Sale of Obligor (as defined below).

Simultaneously with the delivery to the Senior Agent, and in any event within twenty-five (25) days of the end of each fiscal month, the Obligor shall deliver to the Holder a certificate executed by the Chief Financial Officer of the Obligor setting forth calculations of the Monthly Excess Cash Flow and the Monthly Excess Cash Flow Amount for such fiscal month (the “Monthly Statements”).

Interest. Subject to Paragraph 7(c), commencing on and including the Effective Date, this Note will bear interest at a per annum rate equal to three percent (3%) with respect to the unpaid Principal Amount of this Note, payable in arrears on each March 31, June 30, September 30 and December 31 by capitalizing such interest and adding it to the Principal Amount on such date, quarterly based on the actual days outstanding and 365 day year. Accrued but unpaid interest shall be paid in cash in accordance with Paragraph 1.

Location of Payment. The payments due under this Note shall be paid in lawful money of the United States of America in immediately available funds and delivered to the Holder by wire transfer to an account of the Holder designated in writing by the Holder for such purpose or, if no such account is so designated by the Holder, then by check to the Holder at the address set forth above. If the date on which any payment is due hereunder falls on a day other than a Business Day, the payment thereof shall be extended to the next Business Day. For the purposes of this Note, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable law to be closed.

4

Prepayment. The Obligor shall have the right to prepay all or any part of the balance of the Obligations, without penalty or premium. Any such prepayment of the Obligations, and any amounts paid in respect of this Note pursuant to Paragraph 1 hereof, shall be applied first, to fees, expenses and other amounts due under this Note (excluding principal and interest), if any, second, to accrued and unpaid interest on the Principal Amount to the date of such prepayment, and third, to the Principal Amount.

Priority. Payment of this Note shall be made pari passu with payment of interest and principal on all Series C Notes, and the Obligor shall make all payments on the Series C Notes and shall satisfy the Obligations hereunder and thereunder in full prior to making any payments with respect to any Series A Note or any Series B Note.

Events of Default. For purposes of this Note, each of the following shall constitute an “Event of Default” hereunder:

the failure of the Obligor to make any payment when due of the outstanding, unpaid principal amount on this Note, or of any amount due under Section 2.2 of the Purchase Agreement, whether at maturity, upon acceleration or otherwise;

the failure of the Obligor to make any payment of interest on this Note, or any other amounts due under this Note (other than principal) when due, whether on a date specified in Paragraph 1, at maturity, upon acceleration or otherwise, or the failure of the Obligor to perform or comply with any other duty or obligation of the Obligor under this Note, and such failure continues for more than thirty (30) days after delivery by the Holder of written notice thereof; provided, however, that any failure to make any such foregoing payment due to the Obligor’s exercise of its Offset Rights shall not constitute Events of Default;

the failure of the Obligor to deliver any Monthly Statements;

there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Obligor and/or its subsidiaries of $5,000,000 or more in aggregate principal amount, other than any acceleration resulting from the sale or other disposition of assets that were financed with the proceeds of such Indebtedness, so long as such Indebtedness is repaid with the proceeds of such sale or other disposition;

if the Obligor shall admit in writing that it has become insolvent or cannot pay its debts generally as they become due;

if the Obligor files a petition to take advantage of any bankruptcy or insolvency law;

5

an order, judgment or decree is entered adjudicating the Obligor or any subsidiary thereof as bankrupt or insolvent; or any order for relief with respect to the Obligor or any subsidiary thereof is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Obligor or any subsidiary thereof petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or any subsidiary thereof or of any substantial part of the assets of the Obligor or any subsidiary thereof, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Obligor or any subsidiary thereof and either (i) the Obligor or such subsidiariy by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

if any general assignment for the benefit of the Obligor’s creditors shall be made;

there shall occurred and be continuing any default or material breach by the Obligor or its subsidiaries under this Note, any of the Ancillary Agreements or the Purchase Agreement (collectively, the “Transaction Documents”), which default or breach remains uncured for a period of thirty (30) days following the Obligor’s receipt of an initial written notice from the Holder to the Obligor of the occurrence or existence of such default or breach;

one or more final non-monetary judgments, orders or decrees shall be rendered against the Obligor which have, either individually or in the aggregate, a material adverse effect upon the Obligor, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, order, or decree, by reason of a pending appeal or otherwise, shall not be in effect;

a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Obligor and its subsidiaries, exceeds $5,000,000 (exclusive of amounts reasonably anticipated to be covered by insurance) shall be rendered against the Obligor or any subsidiary thereof and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged, or the initiation of any action, suit, proceeding or investigation that questions the validity of this Note or any of the other Transaction Documents or the right of the Obligor to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby; or

any provision of this Note or any of the other Transaction Documents shall for any reason not be now or cease to be in the future, valid, binding and enforceable in accordance with its terms, and any of such conditions remains uncured for a period of fifteen (15) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such condition.

For so long as any Obligation under this Note remains outstanding (other than inchoate indemnity obligations), and in addition to any obligations on and covenants of the Obligor made pursuant to the Transaction Documents, the Obligor covenants and agrees with the Holder that, unless otherwise approved by the Holder in its sole discretion, the Obligor will and will cause each of its subsidiaries to, at all times promptly notify the Holder in writing of (i) the occurrence of an Event of Default, (ii) the occurrence of any event or condition which, with the giving of notice or the lapse of time (or both) would constitute an Event of Default and (iii) the occurrence of any event of default under any documentation governing Indebtedness.

6

Consequences of the Occurrence of an Event of Default.

If an Event of Default set forth in Subparagraph 6(a) through 6(d), and 6(i) through 6(l) has occurred and is continuing, which Event of Default remains uncured for a period of ten (10) days following the date of such Event of Default (unless a different cure period is specified therein) regardless of notice to the Obligor (unless otherwise specified therein), the Holder may, subject to the terms and conditions of this Note, declare all or any portion of the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note, due and payable and demand immediate payment thereof, by cash or Buyer Common Stock at the election of the Holder, and, under such circumstances, if the Holder demands immediate payment thereof, the Obligor shall immediately pay to the Holder the such amounts requested to be paid. Upon the occurrence of any Event of Default as defined under Subparagraph 6(e) through 6(h), the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note shall automatically become immediately due and payable in full, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Obligor.

Notwithstanding and without limiting Paragraph 7(a), upon the occurrence and during the continuance of any Event of Default, the Holder may pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under any of the other Transaction Documents.

Outstanding and unpaid Principal Amount and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under this Note shall bear interest from and including the due date thereof until paid at a rate per annum equal to fifteen percent (15%) or the highest interest rate permitted by applicable law, whichever is lower (the “Default Rate”). Upon the occurrence and during the continuance of an Event of Default, the outstanding and unpaid Principal Amount shall bear interest at the Default Rate until such time as the Event of Default has been cured or waived.

The Obligor shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

Tax Treatment. The Holder and the Obligor agree to treat this Note and the Obligations evidenced hereby as indebtedness for federal, state, local and foreign tax purposes.

No Impairment. The Obligor will not by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

7

Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Section 9.5 of the Purchase Agreement is applicable to any proceeding in respect of this Note.

Amendments; Waiver. All amendments to this Note must be in writing, signed by the Holder and the Obligor. No delay or omission on the part of the Holder in exercising any right of the Holder hereunder shall operate as a waiver of such right or of any other right of the Holder under this Note. No waiver of any right of the Holder contained in this Note shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a waiver of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Holder of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. The Obligor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

Assignment. The rights and obligations of Obligor and Holder shall be binding upon and benefit the successors and permitted assigns and transferees of Obligor and Holder; provided, that Obligor shall not be permitted to assign this Note or its rights or obligations hereunder without the prior written consent of the Holder in each instance, in the Holder’s sole and absolute discretion, and provided, further, that in no event shall Holder sell, exchange, assign, pledge, hypothecate, transfer or otherwise dispose (each, a “Transfer”) of this Note or any interest of Holder therein without Obligor’s prior written consent, in its sole and absolute discretion. In the event of any permitted Transfer hereunder, (i) the Holder agrees to pay for all costs associated with documenting, implementing or otherwise accommodating such Transfer, including without limitation, any cost incurred in connection with the issuance of a replacement note as required under Subparagraph 15(c), (ii) each prospective Holder shall be, and shall provide a representation that it is, entering into such Transfer for its own account and not with a view to, or for sale in connection with, any subsequent distribution), and (iii) each prospective Holder shall become a party to this Note (or any replacement note). Any Transfer by the Holder or assignment by the Obligor made other than in strict accordance with this Paragraph 12 shall be null and void. Any permitted transferee of the Holder’s rights and obligations under this Note in accordance with this Paragraph 12 shall be deemed to be the “Holder” for purposes of this Note.

Notice. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) two (2) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth above, or to the Obligor in accordance with Section 9.4 of the Purchase Agreement, or to such address as may be subsequently provided by a Party by written notice to the other Party given in accordance with this Paragraph 13.

8

Certain Definitions.

“Capital Stock” means any and all shares, interests, participations, units or other equivalents (however designated) of capital stock of a corporation, membership interests in a limited liability company, partnership interests of a limited partnership, any and all equivalent ownership interests in a Person and any and all warrants, rights or options to purchase any of the foregoing.

“Disqualified Capital Stock” shall mean any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock; provided, that if such Capital Stock is issued pursuant to a plan for the benefit of employees or consultants of the Obligor or its subsidiaries or by any such plan to such employees or consultants, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Obligor or its subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) all obligations of such Person to pay the deferred purchase price of property or services other than trade accounts payable in the ordinary course of business; (d) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (e) the capitalized amount of any lease of such Person that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP; (f) all obligations of such Person in respect of Disqualified Capital Stock; and (g) any contingent liability of such Person or other obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether directly or indirectly.

“Sale of Obligor” means (i) the acquisition of the Obligor by another Person or group of related Persons by means of any transaction or series of related transactions (including any acquisition of Obligor securities or derivative securities, reorganization, merger or consolidation; (ii) a sale, lease or other disposition of all or more than 50% of the assets of the Obligor and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Obligor; or (iii) any bankruptcy, liquidation, dissolution or winding up of the Obligor whether voluntary or involuntary.

9

Miscellaneous.

With regard to all dates and time periods set forth or referred to in this Note, time is of the essence. Unless specified otherwise, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days (and not Business Days), provided, however, that if the last day for taking such action falls on a weekend or a holiday in New York, New York, the period during which such action may be taken shall be automatically extended to the next Business Day.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Holder of any right or remedy preclude any other right or remedy.

The Obligor or the Holder (i) may, but shall not be obligated to, request in writing the issuance of a replacement note to evidence any increases or decreases in the balance of the Principal Amount pursuant to Paragraphs 1 and 4, (ii) shall request in writing the issuance of a replacement note to evidence any permitted assignment pursuant to Paragraph 12, and (iii) shall request in writing the issuance of a replacement note to evidence the mutilation, destruction, loss or theft of this Note (or any replacement note) and the ownership thereof, in each case, such replacement note being identical in form and substance in all respects to this Note (other than to reflect such changes as set forth in this Subparagraph 15(c)). Upon any such request or requirement, the Obligor shall issue such replacement notes and the Holder(s) of this Note or such replacement notes shall return such notes to be replaced to the Obligor, in each case marked “cancelled”, or deliver to the Obligor a lost note indemnity form in substance satisfactory to the Obligor and, with respect to any replaced notes, such notes shall thereafter be deemed no longer unpaid and/or outstanding hereunder.

After the Principal Amount and all interest due thereon, and any other amounts at any time owed on this Note has been paid in full (or deemed paid in full), this Note shall be surrendered to the Obligor for cancellation and shall not be reissued.

Notwithstanding any business or personal relationship between the Obligor and the Holder, or any officer, director, member, manager or employee of the Holder, that may exist or have existed, the relationship between the Obligor and the Holder under and with respect to this Note is solely that of debtor and creditor, the Holder has no fiduciary or other special relationship with the Obligor by virtue of this Note, the Obligor and the Holder are not partners or joint venturers, and no term or condition of any of this Note will be construed so as to deem the relationship between the Obligor and the Holder to be other than that of debtor and creditor.

Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

[SIGNATURE PAGE FOLLOWS]

10

IN WITNESS WHEREOF, the Obligor has caused this Note to be executed as of the Effective Date.

“OBLIGOR”:

FTE NETWORKS, INC.

By:
Name:	Michael Palleschi
Its:	Chief Executive Officer

ATTACHMENT 3 - SERIES C NOTE/EXHIBIT K